Fees Summary	Aug. 09, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,936,664.21
Previously Paid Amount	0
Total Fee Amount	4,713.86
Total Offset Amount	0
Net Fee	$ 4,713.86